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                                                                Exhibit 23.3


                         [LASHLY & BAER - LETTERHEAD


                              September 4, 1997


        We hereby consent to be named as an expert in the "Legal Matters" and "Experts" sections on Form S-1 of Registration Statement No. 333-32611 filed with the Securities and Exchange Commission by Renex Corp.


                                        Very truly yours,

                                        LASHLY & BAER, P.C.




                                        By: /s/ Richard Watters
                                            ------------------------------
                                            Richard Watters